Exhibit 10.68


                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement (this "Agreement") dated as of November 20, 2003, between Laurus Master Fund, Ltd. ("Pledgee"), and Ventures-National Incorporated d/b/a Titan General Holdings, Inc. corporation ("Pledgor").

                                   BACKGROUND

          Pledgor has entered into a Securities Purchase Agreement dated as of November 20, 2003 (as amended, modified, restated or supplemented from time to time, the "Purchase Agreement") and a Security Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Security Agreement") pursuant to which Pledgee provides or will provide certain financial accommodations to Pledgor.

         In order to induce Pledgee to provide or continue to provide the financial accommodations described in the Purchase Agreement and the Security Agreement, Pledgor has agreed to pledge and grant a security interest in the collateral described herein to Pledgee on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein which are not defined shall have the meanings given to them in the Purchase Agreement.

         2. PLEDGE AND GRANT OF SECURITY INTEREST. To secure the full and punctual payment and performance of the (a) obligations under the Purchase Agreement and the Security Agreement and (b) all other indebtedness, obligations and liabilities of Pledgor to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise ((a) and (b) collectively, the "Indebtedness"), Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the "Collateral"):

                  (a) the shares of stock set forth on SCHEDULE A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                  (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

         3. DELIVERY OF COLLATERAL. All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgor hereby authorizes the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof. Upon an Event of Default under the Note that has occurred and is continuing beyond any applicable grace period, Pledgee shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

         4. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor represents and warrants to Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and the Purchase Agreement has been irrevocably terminated) that:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                  (b) This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

                  (c) Pledgor is the direct and beneficial owner of each share of the Collateral.

                  (d) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

                  (e) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by Pledgee of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.



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


                  (f) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

                  (g) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Pledgee in accordance with the terms of this Agreement.

                  (h) Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Purchase Agreement, free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens").

                  (i) There are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

                  (j) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (k) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Pledgee all rights of Pledgor in the Collateral as contemplated by this Agreement.

                  (l) Except for the pledged stock of Coesen [THIS COMPANY OWNS IP RELATED TO THE BUSINESS OF THE PLEDGOR, WE WILL NEED TO GET A RIGHTS TO THE IP IN CONNECTION HEREWITH, I'LL BE SENDING YOU A FORM OF "CONSENT" FOR YOUR REVIEW, TO BE FORWARDED TO COESEN'S COUNSEL) ], which constitutes 33% of the shares issued and outstanding as of the date hereof, the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of the respective Issuer.

         5. COVENANTS. Pledgor covenants that, until the Indebtedness shall be satisfied in full and the Purchase Agreement is irrevocably terminated:

                  (a) Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

                  (b) Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Collateral against the claims of any other party.

                  (c) Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as

Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee. Until receipt thereof, upon an Event of Default under the Note that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Collateral then registered in Pledgor's name.

                  (d) Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares.

         6. VOTING RIGHTS AND DIVIDENDS. In addition to Pledgee's rights and remedies set forth in Section 8 hereof, in case an Event of Default under the Note shall have occurred and be continuing, beyond any applicable cure period Pledgee shall (i) vote the Collateral (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, PROVIDED, FURTHER, that Pledgor shall give at least five (5) days' written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to Pledgee to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement.

         7. EVENT OF DEFAULT. An Event of Default shall be deemed to have occurred and may be declared by Pledgee upon the happening of any of the following events:

                  (a) An "Event of Default" under any Note shall have occurred and be continuing beyond any applicable cure period;

                  (b) Pledgor shall default in the performance of any of its obligations under any agreement between Pledgor and Pledgee, including, without limitation, this Agreement, and such default shall not be cured for a period of twenty (20) business days afterthe occurrence thereof;

                  (c) Any material representation or warranty of the Pledgee made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading and shall not be cured for a period of twenty (20) business days after the occurrence thereof;

                  (d) The Collateral is subjected to levy of execution, attachment, distraint or other judicial process; or the Collateral is the subject of a claim (other than by Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of thirty (30) days after the occurrence thereof; or

                  (e) Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors,
(iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within ninety
(90) ) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

         8. REMEDIES. In case an Event of Default shall have occurred and be declared by Pledgee, Pledgee may:

                  (a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

                  (b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

                  (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

                  Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by Pledgee hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 10 hereof. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

         9. PRIVATE SALE. Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Pledgor agrees that Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

         10. PROCEEDS OF SALE. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by Pledgee as follows:

                  (a) First, to the payment of all costs, reasonable expenses and charges of Pledgee and to the reimbursement of Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, attorneys' fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

                  (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether or not such Indebtedness is then due;

                  (c) Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-504(1)(c) of the UCC; and

                  (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

                  In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

         11. WAIVER OF MARSHALING. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

         12. NO WAIVER. Any and all of Pledgee's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Pledgee in reference to any of the Indebtedness. Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Pledgee's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         13. EXPENSES. The Collateral shall secure, and Pledgor shall pay to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Pledgee under this Agreement or with respect to any of the Indebtedness.

         14. PLEDGEE APPOINTED ATTORNEY-IN-FACT AND PERFORMANCE BY PLEDGEE. Upon the occurrence of an Event of Default, Pledgor hereby irrevocably constitutes and appoints Pledgee as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Pledgee's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, Pledgee may itself perform or cause performance thereof, and any costs and expenses of Pledgee incurred in connection therewith shall be paid by Pledgor as provided in Section 10 hereof.

         15. WAIVERS.

                  (a) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT,

DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         16. RECAPTURE. Notwithstanding anything to the contrary in this Agreement, if Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, Pledgor's obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

         17. CAPTIONS. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         18. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d)  This  Agreement  shall  be  binding  upon  Pledgor,   and
Pledgor's successors and assigns, and shall inure to the benefit of Pledgee and its successors and assigns.

                  (e) Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Purchase Agreement.

                  (f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

                  (g) PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

                  (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                              VENTURES-NATIONAL INCORPORATED
                                              D/B/A TITAN GENERAL HOLDINGS, INC.

                                              By: /s/ Andrew Glashow
                                                  ------------------------------
                                                  Name:  Andrew Glashow
                                                  Title: President


                                              LAURUS MASTER FUND, LTD.


                                              By: /s/ David Grin
                                                  ------------------------------
                                                  Name:  David Grin
                                                  Title:

                                   SCHEDULE A


                                  PLEDGED STOCK

--------------------------------------------------------------------------------------
        Issuer          Class of Stock    Stock Certificate    Par Value    Number of
                                                Number                       Shares
--------------------------------------------------------------------------------------
 Titan PCB East, Inc.      Common
--------------------------------------------------------------------------------------
 Titan PCB West, Inc.      Common
--------------------------------------------------------------------------------------
 [COESEN] [CHECK]          Common]
--------------------------------------------------------------------------------------